UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2009

Ohr Pharmaceutical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-88480	#04-3648721
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Brickyard Road, Suite 590, Salt Lake City, Utah	84106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (347)-753-4389

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.  Entry into a Material Definitive Agreement.

On August 21, 2009, Ohr Pharmaceutical, Inc. (the “Company”) entered into an Asset Purchase Agreement with the Genaera Liquidating Trust for the acquisition by the Company of a group of clinical and pre-clinical compounds including associated patents, clinical data and inventory of finished compounds and raw materials.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

    Exhibit No.             Description
    ---------------            -------------------------------------------------------------------
10.1	Asset Purchase Agreement by and between the Company and the Genaera Liquidating Trust dated August 21, 2009.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ohr Pharmaceutical, Inc.

Dated: August 26, 2009

By: /s/ Andrew Limpert

Andrew Limpert, President and CEO

Exhibit Index

Exhibit No.	Description
EX-10.1	Asset Purchase Agreement by and between the Company and the Genaera Liquidating Trust dated August 21, 2009.